                                                                   EXHIBIT 10.52

                                                           CONFORMED AS EXECUTED

                                FOURTH AMENDMENT

          FOURTH AMENDMENT (this "Amendment"), dated as of April 1, 2003, among RESOLUTION PERFORMANCE PRODUCTS INC., a Delaware corporation ("Holdings"), RESOLUTION PERFORMANCE PRODUCTS LLC, a Delaware limited liability company ("RPP USA"), RPP CAPITAL CORPORATION, a Delaware corporation ("US Finance Corp." and, together with RPP USA, the "US Borrowers" and each, a "US Borrower"), RESOLUTION EUROPE B.V. (formerly known as Resolution Nederland B.V.), a company organized under the laws of The Netherlands (the "Dutch Borrower" and, together with the US Borrowers, the "Borrowers" and each, a "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (each, a "Lender" and, collectively, the "Lenders"), and MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

          WHEREAS, Holdings, the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of November 14, 2000 (as amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

          WHEREAS, subject to the terms and conditions of this Amendment, Holdings, the Borrowers, the Lenders and the Administrative Agent agree as follows;

          NOW, THEREFORE, it is agreed:

          1. On the date that each of the conditions set forth in Section 27(b) of this Amendment have been satisfied, the Total Revolving Loan Commitment shall be permanently reduced to $75,000,000 (as such amount may be further reduced from time to time in accordance with the terms of the Credit Agreement), with such reduction to be applied ratably to each RL Lender's Revolving Loan Commitment based on its RL Percentage.

          2. Section 4.02(e) of the Credit Agreement is hereby amended by (x) inserting the text "(i) except with respect to the Net Cash Proceeds from the issuance of Senior Secured Notes," immediately following the text "pursuant to this Section 4.02," appearing in the first sentence of said Section and (y) inserting the following new clause (ii) at the end of said first sentence:

          ", and (ii) on each date on which Holdings or any of its Subsidiaries receives any cash proceeds from the issuance of any Senior Secured Notes, an amount equal to 100% of the Net Cash Proceeds from such issuance shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(i) and (j), provided, however, with respect to the first $200,000,000 of gross proceeds from issuances of Senior Secured Notes, the Borrower only shall be required to apply the first $135,000,000 in Net Cash Proceeds therefrom as a mandatory repayment and/or commitment reduction as provided above in this clause (ii) (although 100% of the Net

     Cash Proceeds received from issuances of Senior Secured Notes in excess of $200,000,000 in aggregate principal amount shall be required to be applied as a mandatory repayment and/or commitment reduction as provided above in this clause (ii))."

          3. Section 7 of the Credit Agreement is hereby amended by inserting the following new Section 7.27 at the end thereof:

          "7.27 Senior Subordinated Note Indenture. (a) This Agreement and the other Credit Documents constitute part of the "Credit Agreement" and "Designated Senior Debt" for purposes of (and as defined in) the Senior Subordinated Note Indenture.

          (b) The Senior Secured Note Documents also constitute part of the "Credit Agreement" and "Designated Senior Debt" for purposes of (and as defined in) the Senior Subordinated Note Indenture, and the Senior Secured Notes may properly be issued in reliance on clause (2) of the definition of "Permitted Indebtedness" contained in the Senior Subordinated Note Indenture (in each case until such time, if any, as the Indebtedness in respect of the Senior Secured Note Documents may be reclassified in reliance on another provision of, and otherwise permitted by, the Senior Subordinated Note Indenture)."

          4. Section 8.01(e) of the Credit Agreement is hereby amended by (x) deleting the text "9.09," appearing in sub-clause (I)(x)(A) of said Section and
(y) inserting the text ", the Adjusted Bank Leverage Ratio" immediately after the text "the Adjusted Total Leverage Ratio" appearing in sub-clause (I)(y) of said Section.

          5. Section 8.01(k) of the Credit Agreement is hereby amended by inserting the text ", the Senior Secured Notes" immediately after the text "Holdings PIK Junior Subordinated Notes" appearing in said Section.

          6. Sections 8.14(a), 9.13(c) and 15.07(c) of the Credit Agreement and the definitions of "Pro Forma Basis" and "Unrestricted Subsidiary" appearing in Section 11 of the Credit Agreement are hereby amended by deleting the text "Sections 9.09 and 9.10" in each place such text appears in said Sections and definitions and, in each case, inserting the text "Section 9.10" in lieu thereof.

          7. Section 8.14 of the Credit Agreement is hereby further amended by deleting the text "compliance with an Adjusted Senior Leverage Ratio not to exceed (x) 3.50:1.00 in the case of any Permitted Acquisition consummated on or prior to June 30, 2002, and (y) 3.25:1.00 in the case of any Permitted Acquisition consummated thereafter, in each case on the last day of the relevant Calculation Period," appearing in sub-clause (a)(v) of said Section and inserting the text "that the Adjusted Bank Leverage Ratio on the last day of the relevant Calculation Period would not be greater than the Maximum Permitted Acquisition Bank Leverage Ratio at such time, calculated" in lieu thereof.

          8. Section 9.03(c) of the Credit Agreement is hereby amended by deleting the amount "$15,000,000" appearing in said Section and inserting the amount "$20,000,000" in lieu thereof.

          9. Section 9.04(o) of the Credit Agreement is hereby amended by deleting the amount "$4,000,000" appearing in sub-clause (y) of said Section and inserting the amount "$10,000,000" in lieu thereof.

          10.  Section 9.04 of the Credit Agreement is hereby further amended by
(i) deleting the word "and" appearing at the end of clause (n) of said Section,
(ii) deleting the period appearing at the end of clause (o) of said Section and inserting the text "; and" in lieu thereof and (iii) inserting the following new clause (p) immediately after clause (o) of said Section:

          "(p) Indebtedness of the US Borrowers and any other US Credit Party that is a Subsidiary Guarantor incurred under the Senior Secured Notes and the other Senior Secured Note Documents, which Indebtedness may be secured by a second priority Lien on the Collateral owned by the US Borrowers and the other US Credit Parties that are Subsidiary Guarantors pursuant to the applicable Security Documents; provided, however, the Senior Secured Notes shall not be secured by (i) any Mortgaged Property or (ii) any capital stock or other securities of any Subsidiary owned by a US Credit Party to the extent the aggregate principal amount, par value, book value as carried by such Credit Party or the market value, whichever is the greatest, of any such capital stock or other securities of any such Subsidiary is equal to or greater than 20% of the aggregate outstanding principal amount of Senior Secured Notes."

          11. Section 9.08 of the Credit Agreement is hereby amended by inserting the following text at the end of said Section:

     "; it being understood and agreed, however, to the extent that the Senior Secured Note Documents constitute part of the "Credit Agreement" for purposes of the Senior Subordinated Note Indenture, the Senior Secured Note Documents also may constitute "Designated Senior Debt" as defined in the Senior Subordinated Note Indenture, provided that at all times prior to such time as when the Total Commitment and all Letters of Credit have been terminated and all Notes and outstanding Loans, together with interest, Fees and other Obligations incurred hereunder have been paid in full in cash in accordance with the terms hereof, no holder of a Senior Secured Note nor the trustee in respect thereof may give (and the terms of the Senior Secured Note Indenture shall expressly provide that no such Person may give) any "Default Notice" pursuant to Section 10.2(b) or 12.2(b) of the Senior Subordinated Note Indenture commencing, a "Payment Blockage Period" thereunder".

          12. Section 9.09 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section
9.09 in lieu thereof:

     "Section 9.09 [Intentionally Omitted].".

          13. Section 9.10 of the Credit Agreement is hereby restated in its entirety as follows:

          "9.10 Adjusted Bank Leverage Ratio. RPP USA will not permit the Adjusted Bank Leverage Ratio to be greater than (x) 2.25:1:00 on the last day of any fiscal quarter of RPP USA ending on or prior to December 31, 2005 and (y) 2.00:1.00 on the last day of any fiscal quarter of RPP USA ending thereafter. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Agreement, (i) all calculations of compliance with this Section 9.10 shall be made on a Pro Forma Basis and (ii) in no event shall the Adjusted Bank Leverage Ratio be greater than the Maximum Permitted Acquisition Bank Leverage Ratio upon the consummation of, and after giving effect on a Pro Forma Basis to, any Permitted Acquisition.".

          14. Section 9.12(ii) of the Credit Agreement is hereby amended by inserting the following text immediately after the text "in an aggregate principal amount for all purchases made pursuant to this clause (y) not to exceed" appearing in sub-clause (y) of the proviso thereof:

     ", when added to the aggregate principal amount of all Senior Secured Notes purchased pursuant to clause (ix) of this Section 9.12,".

          15. Section 9.12(vi) of the Credit Agreement is hereby amended by inserting the text ", any Senior Secured Note Document (other than any amendment or modification to any Security Document made in accordance with the terms hereof and thereof)" immediately after the text "any Holdings PIK Junior Subordinated Note" appearing in said Section.

          16.  Section 9.12 of the Credit Agreement is hereby further amended by
(x) deleting the word "or" appearing at the end of clause (vii) of said Section,
(y) deleting the period appearing at the end of clause (viii) of said Section and inserting the text "; and" in lieu thereof and (z) inserting the following new clause (ix) immediately after clause (viii) of said Section:

          "(ix) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption, repurchase or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due), or any prepayment or redemption as a result of any asset sale, excess cash flow recapture, change of control or similar event of, any Senior Secured Note (except, in the case of the Senior Secured Notes, through the issuance of Exchange Senior Secured Notes as contemplated in the definition of Senior Secured Notes and consistent with the requirements of the definition of Exchange Senior Secured Notes), provided that, so long as no Default or Event of Default then exists or would result therefrom, the US Borrowers may repurchase the Senior Secured Notes on the open market in an aggregate principal amount for all purchases made pursuant to this proviso not to exceed, when added to the aggregate principal amount of all Senior Subordinated Notes purchased pursuant to clause (ii) of this Section 9.12, $37,500,000 so long as the Adjusted Total Leverage Ratio is less than 4.0:1.0 on the last day of the Test Period most recently ended prior to the consummation of the respective repurchase (as set forth in the officer's certificate most recently delivered pursuant to
     Section 8.01(e)).".

          17. Section 9.14 of the Credit Agreement is hereby amended by (x) inserting the text "and the Senior Secured Note Documents" immediately before the comma appearing at the end of clause (xii) of said Section and (y) restating the parenthetical appearing at the end of clause (xiv) of said Section as follows:

     "(including those under this Agreement, the Senior Subordinated Notes and the Senior Secured Notes)".

          18. The definition of "Change of Control Event" appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text "any Senior Secured Note Document," immediately after the text "Senior Subordinated Note Document," appearing in each of clauses (I)(e) and (II)(c) of said definition.

          19. The definition of "Consolidated Net Income" appearing in Section 11 of the Credit Agreement is hereby amended by (x) deleting the word "and" appearing at the end of clause (A)(iv) of said definition and inserting a comma in lieu thereof and (y) inserting the following new clause (vi) immediately before the word "minus" appearing at the end of clause (A)(v) of said definition:

     "and (vi) any non-recurring cash and non-cash transaction expenses incurred in connection with the issuance of the Senior Secured Notes".

          20. The definition of "Documents" appearing in Section 11 of the Credit Agreement is hereby amended by (x) deleting the word "and" appearing at the end of clause (v) of said definition and (y) inserting the text ", and (vii) on and after the delivery and execution thereof, the Senior Secured Note Documents" at the end of said definition.

          21.  The definition of "L/C Supportable Indebtedness" appearing in
Section 11 of the Credit Agreement is hereby amended by (x) deleting the word "and" appearing immediately after the text "(m)" appearing therein and inserting a comma in lieu thereof and (y) inserting the text "and (p)" at the end of said definition.

          22.  Clause (v) of the definition of "Pro Forma Basis" appearing in
Section 11 of Credit Agreement is hereby further amended by deleting the text "Consolidated Interest Coverage Ratio" appearing in said clause and inserting the text "Adjusted Bank Leverage Ratio" in lieu thereof.

          23. Section 11 of the Credit Agreement is hereby further amended by deleting the definitions of "Consolidated Interest Coverage Ratio" and "Maximum Permitted Acquisition Leverage Ratio" appearing in said Section in their entirety.

          24. Section 11 of the Credit Agreement is hereby further amended by inserting the following new definitions in the proper alphabetical order:

          "Adjusted Bank Leverage Ratio" shall mean the Adjusted Total Leverage Ratio, except that references to "Consolidated Debt" and "Adjusted Total Leverage Ratio" therein shall instead be references to "Consolidated Bank Debt" and "Adjusted Bank Leverage Ratio," respectively.

          "Consolidated Bank Debt" shall mean, at any time, the sum of (i) the aggregate outstanding principal amount of all Loans at such time and (ii) the aggregate amount of all Unpaid Drawings in respect of all Letters of Credit at such time.

          "Exchange Senior Secured Notes" shall mean Senior Secured Notes which are substantially identical securities to the Senior Secured Notes initially issued under Section 9.04(p), which Exchange Senior Secured Notes shall be issued pursuant to a registered exchange offer or private exchange offer for the Senior Secured Notes and pursuant to the Senior Secured Note Indenture. In no event will the issuance of any Exchange Senior Secured Notes increase the aggregate principal amount of Senior Secured Notes then outstanding or otherwise result in an increase in an interest rate applicable to the Senior Secured Notes.

          "Maximum Permitted Acquisition Bank Leverage Ratio" shall mean, at any time, the maximum Adjusted Bank Leverage Ratio which may exist pursuant to
     Section 9.10 without giving rise to a Default or an Event of Default at such time, adjusted by reducing each ratio appearing in such Section 9.10 by 0.25.

          "Senior Secured Note Documents" shall mean the Senior Secured Notes, the Senior Secured Note Indenture and all other documents executed and delivered with respect to the Senior Secured Notes or Senior Secured Note Indenture, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent and, in each case, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

          "Senior Secured Note Indenture" shall mean the indenture entered into in connection with the issuance of the Senior Secured Notes among the US Borrowers, the US Credit Parties which are Subsidiary Guarantors and the trustee thereunder, as the same may be amended, modified or supplemented from time to time in accordance with the requirements hereof and thereof.

          "Senior Secured Notes" shall mean the US Borrowers' senior secured notes due 2010, issued pursuant to the Senior Secured Note Indenture, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. As used herein, the term "Senior Secured Notes" shall include any Exchange Senior Secured Notes issued pursuant to the Senior Secured Note Indenture in exchange for theretofore outstanding Senior Secured Notes, as contemplated by the definition of Exchange Senior Secured Notes.

          25. Section 15.07(a) of the Credit Agreement is hereby amended by (x) inserting the text ", the Adjusted Bank Leverage Ratio" immediately following the text "the Total Leverage Ratio" appearing in the first proviso of said Section and (y) deleting the text "Sections 9.09 or 9.10" in each place such text appears in said Section and inserting the text "Section 9.10" in lieu thereof.

          26. The Lenders hereby agree that Holdings, the US Borrowers, the other US Credit Parties that are Subsidiary Guarantors and the Collateral Agent shall be permitted to (and are hereby authorized to) enter into amendments to (or amend and restate) the respective Security Documents (x) to provide for a "silent" second priority security interest to be granted in favor of the holders of the Senior Secured Notes in that portion of the Collateral otherwise permitted by Section 9.04(p) of the Credit Agreement (as amended hereby), (y) to reflect the amendment set forth in Section 8 of this Amendment and (z) to make technical modifications thereto to reflect the revisions made to Article 9 of the UCC since the Initial Borrowing Date, and with such amendments (or amendment and restatements), in each case to be in form and substance satisfactory to the Administrative Agent.

          27. (a) Sections 2, 10 and 24 (with respect to the definitions of "Exchange Senior Secured Notes," "Senior Secured Notes" and "Senior Secured Note Indenture") of this Amendment and Sections 28 through 32 of this Amendment shall become effective as of the date set forth above on the date (the "Fourth Amendment Effective Date") when Holdings, each Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

(b) The remaining Sections of this Amendment shall become effective as of the date when:

          (i) the condition set forth in preceding clause (a) has been satisfied;

          (ii) the first issuance of the Senior Secured Notes (as defined in Section 24 of this Amendment) in an aggregate principal amount of at least $150,000,000 shall have occurred;

          (iii) the Administrative Agent shall have received from O'Melveny & Myers LLP, special counsel to the Credit Parties, an opinion addressed to each Agent, the Collateral Agent and each of the Lenders and dated the Fourth Amendment Effective Date, covering the matters incident to this Amendment and the transactions contemplated herein and otherwise in form and substance reasonably satisfactory to the Administrative Agent;

          (iv) the US Borrowers shall have paid (or concurrently with the first issuance of the Senior Secured Notes shall pay) to the Administrative Agent all fees, costs and expenses (including, without limitation, the reasonable legal fees and expenses of White & Case LLP) payable to the Administrative Agent to the extent then due; and

          (v) the Borrower shall have paid (or concurrently with the first issuance of the Senior Secured Notes shall pay) to each Lender which shall have executed and delivered a counterpart hereof (including by way of facsimile transmission) to the Administrative Agent at the Notice Office on or prior to 5:00 P.M. (New York time) on April 1, 2003 (or, if the Required Lenders had not executed this Amendment by such time and date, on the Fourth Amendment Effective Date), an amendment fee equal to the product of
     (x) 0.10% multiplied by (y) the sum of such Lender's outstanding Term Loans (calculated after giving effect to the prepayment of Term Loans contemplated in Section 2 of this Amendment) and Revolving Loan Commitment (calculated after the reduction thereto pursuant to Section 1 of this Amendment) on such date.

          28. In order to induce the Lenders to enter into this Amendment, Holdings and each Borrower hereby represent and warrant that (i) no Default or Event of Default exists on the Fourth Amendment Effective Date, both before and after giving effect to this Amendment and (ii) on the Fourth Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          29. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be delivered to Holdings, the US Borrowers, Lenders and the Administrative Agent.

          30. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          31. From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

          32. This Amendment is limited as specified and shall not constitute a modification, acceptance or amendment of any other provision of the Credit Agreement or any other Credit Document.

                                      * * *

          IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                        RESOLUTION PERFORMANCE PRODUCTS INC.

                                        By: /s/ Marvin O. Schlanger
                                            ------------------------------------
                                            Title: Chairman


                                        RESOLUTION PERFORMANCE PRODUCTS LLC

                                        By: /s/ Marvin O. Schlanger
                                            ------------------------------------
                                            Title: Chairman


                                        RPP CAPITAL CORPORATION

                                        By: /s/ Marvin O. Schlanger
                                            ------------------------------------
                                            Title: Chairman


                                        RESOLUTION EUROPE B.V. (formerly known
                                         as Resolution Nederland B.V.)

                                        By: /s/ Marvin O. Schlanger
                                            ------------------------------------
                                            Title: Chairman

                                        MORGAN STANLEY SENIOR FUNDING INC.,
                                         as Administrative Agent

                                        By: /s/ Michael Hart
                                            ------------------------------------
                                            Title: Managing Director


                                        GENERAL ELECTRIC CAPITAL CORPORATION

                                        By: /s/ Anne Kennelly Kratky
                                            ------------------------------------
                                            Title: Manager Operations


                                        AURUM CLO 2002-I LTD.
                                         By: Columbia Management Advisors, Inc.
                                         (f/k/a Stein Roe & Farnham
                                         Incorporated), as Investment Manager

                                        By: /s/ James R. Fellows
                                            ------------------------------------
                                            Title: Sr. Vice President &
                                             Portfolio Manager


                                        ADDISON CDO, LIMITED (#1279)
                                         By Pacific Investment Management
                                         Company LLC, as its Investment Advisor

                                        By: /s/ Moham V. Phansalkar
                                            ------------------------------------
                                            Title: Executive Vice President


                                        CAPTIVA IV FINANCE LTD. (ACCT 1275),
                                         as advised by Pacific Investment
                                         Management Company LLC

                                        By: /s/ David Dyer
                                            ------------------------------------
                                            Title: Director

                                        INTERCONTINENTAL CDO S.A. (#1284)
                                         By Pacific Investment Management
                                         Company LLC, as its Investment Advisor

                                        By: /s/ Moham V. Phansalkar
                                            ------------------------------------
                                            Title: Executive Vice President


                                        JISSEKIKUN FUNDING, LTD. (#1288)
                                         By Pacific Investment Management
                                         Company LLC, as its Investment Advisor

                                        By: /s/ Moham V. Phansalkar
                                            ------------------------------------
                                            Title: Executive Vice President


                                        SEQUILS-MAGNUM, LTD. (#1280)
                                         By Pacific Investment Management
                                         Company LLC, as its Investment Advisor

                                        By: /s/ Moham V. Phansalkar
                                            ------------------------------------
                                            Title: Executive Vice President


                                        WRIGLEY CDO, LTD. (#1285)
                                         By Pacific Investment Management
                                         Company LLC, as its Investment Advisor

                                        By: /s/ Moham V. Phansalkar
                                            ------------------------------------
                                            Title: Executive Vice President


                                        AERIES FINANCE-II LTD.
                                         By INVESCO Senior Secured Management,
                                         Inc. As Sub-Managing Agent

                                        By: /s/ Joseph Rotondo
                                            ------------------------------------
                                            Title: Authorized Signatory

                                        AVALON CAPITAL LTD. 2
                                         By INVESCO Senior Secured Management,
                                         Inc. As Portfolio Advisor

                                        By: /s/ Joseph Rotondo
                                            ------------------------------------
                                            Title: Authorized Signatory


                                        CHARTER VIEW PORTFOLIO
                                         By INVESCO Senior Secured Management,
                                         Inc. As Investment Advisor

                                        By: /s/ Joseph Rotondo
                                            ------------------------------------
                                            Title: Authorized Signatory


                                        INVESCO Eurpoean CDO I S.A.
                                         By INVESCO Senior Secured Management,
                                         Inc. As Collateral Manager

                                        By: /s/ Joseph Rotondo
                                            ------------------------------------
                                            Title: Authorized Signatory


                                        SARATOGA CLO I, LIMITED
                                         By INVESCO Senior Secured Management,
                                         Inc. As Asset Manager

                                        By: /s/ Joseph Rotondo
                                            ------------------------------------
                                            Title: Authorized Signatory


                                        AVALON CAPITAL LTD.
                                         By INVESCO Senior Secured Management,
                                         Inc. As Portfolio Advisor

                                        By: /s/ Joseph Rotondo
                                            ------------------------------------
                                            Title: Authorized Signatory

                                        IKB CAPITAL CORPORATION

                                        By: /s/ David Snyder
                                            ------------------------------------
                                            Title: President
                                                   IKB Capital Corporation


                                        THE SUMITOMO TRUST & BANKING CO., LTD.
                                         NEW YORK BRANCH

                                        By: /s/ Elizabeth A. Quirk
                                            ------------------------------------
                                            Title: Vice President


                                        NOMURA BOND & LOAN FUND
                                         By UFJ Trust Company of New York as
                                         Trustee

                                         By Nomura Corporate Research and Asset
                                         Management Inc. Attorney In Fact


                                        By: /s/ Elizabeth MacLean
                                            ------------------------------------
                                            Title: Vice President

                                        CLYDESDALE CLO 2001-1, LTD.
                                         By Nomura Corporate Research and Asset
                                         Management Inc. as Collateral Manager

                                        By: /s/ Elizabeth MacLean
                                            ------------------------------------
                                            Title: Vice President

                                        CAISSE DE DEPOT ET PLACEMENT DU QUEBEC

                                        By: /s/ James B. McMulian
                                            ------------------------------------
                                            Title: Director

                                        By: /s/ Diane C. Favreau
                                            ------------------------------------
                                            Title:  Vice President


                                        CENTENNIAL CBO, LIMTED
                                         By: American Express Asset Management
                                         Group Inc. as Collateral Manager

                                        By: /s/ Leanne Stavrakis
                                            ------------------------------------
                                            Title: Director-Operations


                                        CEDAR CBO, LTD.
                                         By American Express Asset Management
                                         Group Inc., as Collateral Manager

                                        By: /s/ Leanne Stavrakis
                                            ------------------------------------
                                            Title: Director-Operations


                                        CENTURION CDO II, LTD.
                                         By American Express Asset Management
                                         Group Inc., as Collateral Manager

                                        By: /s/ Leanne Stavrakis
                                            ------------------------------------
                                            Title: Director- Operations


                                        CENTURION CDO III, LTD.
                                        By American Express Asset Management
                                        Group Inc., as Collateral Manager

                                        By: /s/ Leanne Stavrakis
                                            ------------------------------------
                                            Title: Director- Operations

                                        SEQUILS-CENTURION V, LTD.
                                         By American Express Asset Management
                                         Group Inc., as Collateral Manager

                                        By: /s/ Leanne Stavrakis
                                            ------------------------------------
                                            Title: Director-Operations


                                        CENTURION CDO VI, LTD.
                                         By American Express Asset Management
                                         Group, Inc. as Collateral Manager

                                        By: /s/ Leanne Stavrakis
                                            ------------------------------------
                                            Title: Director-Operations


                                        AMERICAN EXPRESS CERTIFICATE COMPANY
                                         By American Express Asset Management
                                         Group Inc. as Collateral Manager

                                        By: /s/ Yvonne E. Stevens
                                            ------------------------------------
                                            Title: Senior Managing Director

                                        IDS LIFE INSURANCE COMPANY
                                         By American Express Asset Management
                                         Group, Inc. as Collateral Manager

                                        By: /s/ Yvonne E. Stevens
                                            ------------------------------------
                                            Title: Senior Managing Director


                                        KZH CYPRESSTREE-I LLC

                                        By: /s/ Dorian Herrera
                                            ------------------------------------
                                            Title: Authorized Agent


                                        KZH ING-2 LLC

                                        By: /s/ Dorian Herrera
                                            ------------------------------------
                                            Title: Authorized Agent

                                        KZH SOLEIL LLC

                                        By: /s/ Dorian Herrera
                                            ------------------------------------
                                            Title: Authorized Agent


                                        KZH SOLEIL-2 LLC

                                        By: /s/ Dorian Herrera
                                            ------------------------------------
                                            Title: Authorized Agent


                                        KZH STERLING LLC

                                        By: /s/ Dorian Herrera
                                            ------------------------------------
                                            Title: Authorized Agent


                                        SIERRA CLO-I

                                        By: /s/ John M. Casparian
                                            ------------------------------------
                                            Title: Chief Operating Officer
                                                   Centre Pacific LLC, Manager


                                        OCTAGON INVESTMENT PARTNERS III, LTD.,
                                         by Octagon Credit Investors, LLC as
                                         Portfolio Manager

                                        By: /s/ Michael B. Nechamkin
                                            ------------------------------------
                                            Title: Portfolio Manager


                                        OCTAGON INVESTMENT PARTNERS IV, LTD.,
                                         by Octagon Credit Investors, LLC as
                                         Collateral Manager

                                        By: /s/ Michael B. Nechamkin
                                            ------------------------------------
                                            Title: Portfolio Manager

                                        ARCHIMEDES FUNDING II, LTD.
                                         By ING Capital Advisors LLC, as
                                         Collateral Manager

                                        By: /s/ Cheryl Wasilewski
                                            ------------------------------------
                                            Title: Vice President


                                        ARCHIMEDES FUNDING III, LTD.
                                         By ING Capital Advisors LLC, as
                                         Collateral Manager

                                        By: /s/ Cheryl Wasilewski
                                            ------------------------------------
                                            Title: Vice President


                                        ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                                         By ING Capital Advisors LLC, as
                                         Collateral Manager

                                        By: /s/ Cheryl Wasilewski
                                            ------------------------------------
                                            Title: Vice President


                                        SEQUILS-ING I (HBDGM), LTD.
                                         By ING Capital Advisors LLC, as
                                         Collateral Manager

                                        By: /s/ Cheryl Wasilewski
                                            ------------------------------------
                                           Title: Vice President


                                        ENDURANCE CLO I, LTD.
                                         By ING Capital Advisors LLC, as
                                         Portfolio Manager

                                        By: /s/ Cheryl Wasilewski
                                            ------------------------------------
                                            Title: Vice President

                                        SUNAMERICA LIFE INSURANCE COMPANY

                                        By: /s/ John G. Lapham, III
                                            ------------------------------------
                                            Title: Authorized Agent


                                        GALAXY CLO 1999-I, LTD.

                                        By: /s/ John G. Lapham, III
                                            ------------------------------------
                                            Title: Authorized Agent


                                        ALCENTRA
                                         On Behalf of Jubilee I CDO

                                        By: /s/ David Nabaniaon
                                            ------------------------------------
                                            Title: PM


                                        ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                         By David L. Babson & Company Inc. as
                                         Collateral Manager

                                        By: /s/ William A. Hayes
                                            ------------------------------------
                                            Title: Managing Director


                                        ELC (CAYMAN) LTD. 1999-II
                                         By David L. Babson & Company Inc. as
                                         Collateral Manager

                                        By: /s/ William A. Hayes
                                            ------------------------------------
                                            Title: Managing Director


                                        ELC (CAYMAN) LTD. 1999-III
                                         By David L. Babson & Company Inc. as
                                         Collateral Manager

                                        By: /s/ William A. Hayes
                                            ------------------------------------
                                            Title: Managing Director

                                        APEX (IDM) CDO I, LTD.
                                         By David L. Babson & Company Inc. as
                                         Collateral Manager

                                        By: /s/ William A. Hayes
                                            ------------------------------------
                                            Title: Managing Director


                                        TRYON CLO LTD. 2000-1
                                         By David L. Babson & Company Inc. as
                                         Collateral Manager

                                        By: /s/ William A. Hayes
                                            ------------------------------------
                                            Title: Managing Director


                                        ARES III CLO LTD.
                                         By ARES CLO Management LLC, Investment
                                         Manager

                                        By: /s/ Seth J. Brufsky
                                            ------------------------------------
                                            Title: Vice President


                                        ARES IV CLO LTD.
                                         By Ares CLO Management IV, L.P.,
                                         Investment Manager

                                         By Ares CLO GP IV, LLC, Its Managing
                                         Member

                                        By: /s/ Seth J. Brufsky
                                            ------------------------------------
                                            Title: Vice President


                                        ARES V CLO LTD.
                                         By Ares CLO Management V, L.P.,
                                         Investment Manager

                                         By Ares CLO GP V, LLC, Its Managing
                                         Member

                                        By: /s/ Seth J. Brufsky
                                            ------------------------------------
                                            Title: Vice President

                                        ARES VII CLO LTD.
                                         By Ares CLO Management VII, L.P.,
                                         Investment Manager

                                         By Ares CLO GP VII, LLC, Its General
                                         Partner

                                        By: /s/ Seth J. Brufsky
                                            ------------------------------------
                                            Title: Vice President


                                        CITICORP USA, Inc.

                                        By: /s/ Mark R. Floyd
                                            ------------------------------------
                                            Title: Vice President


                                        AQUILAE CDO I S.A.

                                        By: /s/ Julian Green
                                            ------------------------------------
                                            Title: Associate Director

                                        By: /s/ Dominic Powell
                                            ------------------------------------
                                            Title: Authorized Signatory

                                         Henderson Global Investors Ltd. For and
                                         on behalf of Aquilae CDO I S.A.


                                        OAK HILL SECURITIES FUND, L.P.
                                         By Oak Hill Securities GenPar, L.P.,
                                         its General Partner

                                         By Oak Hill Securities MGP, Inc., its
                                         General Partner

                                        By: /s/ Scott D. Krase
                                            ------------------------------------
                                            Title: Vice President

                                        OAK HILL SECURITIES FUND II, L.P.
                                         By Oak Hill Securities GenPar II L.P.,
                                         its General Partner

                                         By Oak Hill Securities MGP II, Inc.,
                                         its General Partner

                                        By: /s/ Scott D. Krase
                                            ------------------------------------
                                            Title: Vice President


                                        OAK HILL CREDIT PARTNERS I, LIMITED
                                         By Oak Hill CLO Management I LLC, as
                                         Investment Manager

                                        By: /s/ Scott D. Krase
                                            ------------------------------------
                                            Title: Vice President


                                        JPMORGAN CHASE BANK

                                        By: /s/ Peter A. Dedousis
                                            ------------------------------------
                                            Title: Managing Director


                                        DUCHESS I CDO S.A.

                                        By: /s/ David Wilmot
                                            ------------------------------------
                                            Title: Director Duke Street Capital
                                            Debt Management Ltd on behalf of
                                            Duchess I CDO S.A.

                                        HARBOURMASTER LOAN CORPORATION BV

                                        By: /s/ Authorized Signatory
                                            ------------------------------------
                                            Title: TMF Management B.V.
                                                   Managing Director


                                        AMMC CDO II, LIMITED
                                         By American Money Management Corp., as
                                         Collateral Manager

                                        By: /s/ David P. Meyer
                                            ------------------------------------
                                            Title: Vice President

                                        ALLIANCE INVESTMENTS LIMITED

                                        By: /s/ Joel Serebransky
                                            ------------------------------------
                                            Title: Senior Vice President


                                        MONUMENT CAPITAL LTD., as Assignee By
                                         Alliance Capital Management L.P., as
                                         Investment Manager

                                         By Alliance Capital Management
                                         Corporation, as General Partner

                                        By: /s/ Joel Serebransky
                                            ------------------------------------
                                            Title: Senior Vice President


                                        NEW ALLIANCE GLOBAL CDO, LIMITED
                                         By Alliance Capital Management L.P., as
                                         Sub-advisor

                                         By Alliance Capital Management
                                         Corporation, as General Partner

                                        By: /s/ Joel Serebransky
                                            ------------------------------------
                                            Title: Senior Vice President

                                        DENALI CAPITAL LLC, managing member of
                                         DC Funding Partners, portfolio manager
                                         for DENALI CAPITAL CLO I, LTD., or an
                                         affilite

                                        By: /s/ John P. Thacker
                                            ------------------------------------
                                            Title: Chief Credit Officer


                                        TEXTRON FINANCIAL CORPORATION

                                        By: /s/ Matthew J. Colgan
                                            ------------------------------------
                                            Title: Vice President


                                        VENTURE CDO 2002, LIMITED
                                         By its investment advisor, Barclays
                                         Capital Asset Management Limited,

                                         By its sub-advisor, Barclays Bank PLC,
                                         New York Branch

                                        By: /s/ Kenneth Ostmann
                                            ------------------------------------
                                            Title: Director


                                        VENTURE II CDO 2002, LIMITED
                                         By its investment advisor, Barclays
                                         Bank PLC, New York Branch

                                        By: /s/ Kenneth Ostmann
                                            ------------------------------------
                                            Title: Director


                                        ING CAPITAL MANAGEMENT, LTD
                                         as Collateral Manager for and on behalf
                                         of Copernicus I Euro CDO-I BV

                                        By: /s/ Simon Hood
                                            ------------------------------------
                                            Title: Managing Director

                                        EUROCREDIT CDO I, B.V.

                                        By: /s/ Sara Halbard
                                            ------------------------------------
                                            Title: Under Power of Attorney


                                        EUROCREDIT CDO II, B.V.

                                        By: /s/ Sara Halbard
                                            ------------------------------------
                                            Title: Under Power of Attorney


                                        PROMUS I B.V.

                                        By: /s/ Sara Halbard
                                            ------------------------------------
                                            Title: Under Power of Attorney


                                        PROMUS II B.V.

                                        By: /s/ Sara Halbard
                                            ------------------------------------
                                            Title: Under Power of Attorney


                                        CITADEL HILL 2000 LTD

                                        By: /s/  Nicholas A. Karsiotis
                                            ------------------------------------
                                            Title: Authorized Signatory


                                        NATIONWIDE LIFE AND ANNUITY INSURANCE
                                        COMPANY

                                        By: /s/ Thomas S. Leggett
                                            ------------------------------------
                                            Title: Associate Vice President
                                                   Public Bonds

                                        NATIONWIDE MUTUAL FIRE INSURANCE COMPANY

                                        By: /s/ Thomas S. Leggett
                                            ------------------------------------
                                            Title: Associate Vice President
                                                   Public Bonds


                                        NATIONWIDE LIFE INSURANCE COMPANY

                                        By: /s/ Thomas S. Leggett
                                            ------------------------------------
                                            Title: Associate Vice President
                                                   Public Bonds


                                        NATIONWIDE MUTUAL INSURANCE COMPANY

                                        By: /s/ Thomas S. Leggett
                                            ------------------------------------
                                            Title: Associate Vice President
                                                   Public Bonds